SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 18, 2003

The Liberty Corporation

(Exact name of Registrant as Specified in Charter)

South Carolina	1-5846	57-0507055

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 South Main Street, Greenville, SC	29601

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     (864) 241-5400

n/a

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE

[LIBERTY CORPORATION LETTERHEAD]

For further information: Howard Schrott, 864-241-5400

ANNOUNCEMENT FROM THE LIBERTY CORPORATION

Greenville, SC (November 17, 2003) — The Liberty Corp. (NYSE: LC) announced today that it is negotiating and anticipates entering into a series of agreements with GNS Media Evansville, Inc. (“GNS”). GNS is currently awaiting FCC approval to purchase WTVW-TV, the FOX affiliate for Evansville, Indiana. Liberty owns and operates WFIE-TV, the NBC affiliate in the same market. These agreements between Liberty and GNS will be consummated upon receipt of final FCC order allowing the transfer of WTVW to GNS and the closing of GNS’ acquisition of WTVW. Liberty can give no assurance that the FCC will ultimately approve the transfer of WTVW to GNS or that GNS will be able to consummate its purchase of WTVW.

     Under the agreements, Liberty would sell the commercial inventory and perform certain other operational functions for WTVW. GNS will program the station independently of Liberty. In addition, it is anticipated that Liberty will have an equity stake in GNS, with an option to purchase the remainder under certain terms and conditions, and will guarantee approximately $30 million to $40 million of GNS’ senior indebtedness.

     Upon completion of the transactions, the financial results of GNS will be fully consolidated into Liberty’s financial statements. The transactions are expected to close in early 2004.

     A major group broadcaster, Liberty owns fifteen network-affiliated television stations, including eight NBC affiliates (WAVE-TV, Louisville, KY; WIS-TV, Columbia, SC; WLBT-TV, Jackson, MS; WFIE-TV, Evansville, IN; WSFA-TV, Montgomery, AL; KCBD-TV, Lubbock, TX; WALB-TV, Albany, GA and KPLC-TV, Lake Charles, LA); five ABC affiliates (KLTV-TV, Tyler, TX; KTRE-TV, the satellite affiliate of KLTV in Lufkin, TX; WLOX-TV, Biloxi, MS; WWAY-TV, Wilmington, NC and KAIT-TV, Jonesboro, AR); and two CBS affiliates (WTOL-TV, Toledo, OH and KGBT-TV, Harlingen, TX).

     The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information contained herein or in any other written or oral statements made by, or on behalf of the Company, is or may be viewed as forward-looking. The words “expect,” “believe,” “anticipate” or similar expressions identify forward-looking statements. Although the Company has used appropriate care in developing any such forward-looking information, forward-looking information involves risks and uncertainties that could significantly impact actual results. These risks and uncertainties include, but are not limited to, the following: changes in national and local markets for television advertising; changes in general economic conditions, including the performance of financial markets and interest rates; competitive, regulatory, or tax changes that affect the cost of or demand for the Company’s products; and adverse litigation results. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments, or otherwise.

-END-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE LIBERTY CORPORATION

By:	/s/ Martha Williams

Name: Martha Williams Title: Vice President, General Counsel and Secretary

November 18, 2003